                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):            January 10, 1995

                           SAHARA GAMING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                      1-9481                        88-0304348
   (STATE OR OTHER             (COMMISSION FILE                (I.R.S. EMPLOYER
   JURISDICTION OF                  NUMBER)                  IDENTIFICATION NO.)
    INCORPORATION)

2535 Las Vegas Blvd. South, Las Vegas, Nevada                  89109
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (702) 737-2111

                                     None
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                                      Page 1 of 5 Pages
                                                      Exhibit Index at Page 4

ITEM 5.  OTHER EVENTS.

          On January 10, 1995, Sahara Gaming Corporation entered into an agreement with William G. Bennett, former chairman and chief executive officer of Circus Circus, pursuant to which Mr. Bennett will purchase substantially all of the assets of the Hacienda Resort Hotel & Casino in an all-cash transaction. Consummation of the transaction is subject, among other things, to approval of the sale by Sahara Gaming Corporation's Board of Directors and receipt by the purchaser of all necessary regulatory licenses and approvals.

          A copy of Sahara's press release dated January 10, 1995 relating to the proposed sale is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits
     --------

       99.1  January 10, 1995 Press Release.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SAHARA GAMING CORPORATION,
                                            a Nevada corporation


                                            By:  /s/ Thomas K. Land
                                               -----------------------------
                                            Name:  Thomas K. Land
                                            Title: Senior Vice President
January 11, 1995

                                 EXHIBIT INDEX

                                                           Sequentially
    Exhibit No.                 Description               Numbered  Page
- - - -----------------          -----------------------       -----------------
      99.1                 January 10, 1995 Press               5
                           Release

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